UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07850

PNC Advantage Funds

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Bolyston Street

Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT May 31, 2011

PNC Advantage

Institutional Money

Market Funds

PNC ADVANTAGE FUNDS ANNUAL REPORT PNC Advantage Institutional Government Money Market Fund PNC Advantage Institutional Money Market Fund PNC Advantage Institutional Treasury Money Market Fund	TABLE OF CONTENTS
	Message from the Chairman	1
	Message from the President	2
	Summary of Portfolio Holdings/Expense Tables	7
	Trustees and Officers of the Trust	10
	Report of Independent Registered Public Accounting Firm	13
		Financial Highlights	Schedules of Investments
	Advantage Institutional Government Money Market Fund	14	17
	Advantage Institutional Money Market Fund	15	19
	Advantage Institutional Treasury Money Market Fund	16	24
	Investment Abbreviations & Definitions		25
	Statements of Assets and Liabilities		26
	Statements of Operations		28
	Statements of Changes in Net Assets		29
	Notes to Financial Statements		31
	Proxy Voting and Quarterly Schedules of Investments		37

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Advantage Institutional Government Money Market Fund, the PNC Advantage Institutional Money Market Fund and the PNC Advantage Institutional Treasury Money Market Fund (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at pncfunds.com. Please read it carefully before you invest or send money.

		NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2011 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PNC Advantage Funds

MESSAGE FROM THE CHAIRMAN

JULY 2011

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Advantage Funds, as well as a review of the financial markets and events shaping global markets. As of May 31, 2011, total assets of PNC Advantage Funds increased from $929.7 million to $1.2 billion.

Last month, three members of the Board of Trustees retired. We extend our heartfelt thanks to former Co-Chairmen John R. Murphy and Robert D. Neary, and former Audit Committee Chairman Kelley J. Brennan, for their years of valuable service to PNC Advantage Funds. I am honored to have been elected as the new Chairman by the Board of Trustees. I look forward to sharing my business and leadership experience with the Board, and collectively we will continue to monitor PNC Advantage Funds on behalf of shareholders.

If you have questions regarding PNC Advantage Funds or the information contained in this report, you may contact a representative at 1-800-364-4890 or visit our website at www.pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John G. Drosdick
Chairman

PNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“...the U.S. economy built momentum through much of the annual period.”

Dear Shareholders:

We are pleased to present this annual report for the PNC Advantage Funds. This report provides a detailed review of the markets, the portfolios and our management strategies.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income and equity mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2011, especially given the volatility experienced during the annual period.

Economic Review

Despite continued headwinds from high unemployment and weakness in the housing market, the U.S. economy built momentum through much of the annual period. Real Gross Domestic Product (“GDP”) had increased just 1.7% in the second quarter of 2010 but then accelerated to 2.6% and 3.1% in the third and fourth quarters of 2010, respectively. Such economic expansion was supported by several factors, including the Federal Reserve Board’s (the Fed’s) second round of quantitative easing (known as “QE2”), which were formally announced in November 2010. QE2 entailed purchasing $600 billion of U.S. Treasury securities and re-investing proceeds from the sale of agency mortgage-backed securities into additional U.S. Treasury securities in an effort to spur economic growth. Other factors supporting economic momentum included growing real income and consumption as employment gained traction. Consumer credit became somewhat more readily available and lower payroll taxes increased disposable incomes. For businesses, corporate profitability remained strong, and commercial and industrial loan growth accelerated. Toward the end of the annual period, optimism regarding sustainable economic growth was replaced with diminishing investor confidence, sparked by weak economic data. For example, U.S. GDP decelerated to 1.8% in the first quarter of 2011. Also, improvement in the labor market began to soften, with the unemployment rate ticking up to 9.1% in May 2011 from a March 2011 low of 8.8%. The housing market languished amidst a combination of tepid demand and an oversupply of distressed properties. New and existing home sales remained near historical low levels, and the S&P/Case-Schiller Home Price Index hit a new cyclical low, reaching levels not seen since 2002.

Several major exogenous worldwide events impacted the U.S. economy in the last months of the annual period as well. First, European sovereign debt crises carried on, as Ireland, Spain and Portugal weakened, and German growth, strong early in the annual period, began to moderate in the first months of 2011. Despite this, the European Central Bank (“ECB”) became the first major central bank in a developed economy to raise interest rates since the recession hit in 2008. The ECB raised interest rates in early April 2011 from 1% to 1.25% in an effort to fight against rising energy and food prices. Second, the Middle East and North Africa region was the source of civil unrest, which led to increasing pressure on energy prices. Finally, a massive earthquake and tsunami in Japan affected a nation responsible for 9% of the world’s economic output and approximately $770 billion in exports, particularly in the automobile and electronics industries. Rebuilding efforts there are likely to total over $10 billion and the supply chain impact may

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011 have lasting effects on the global economy.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was the changing regulatory environment. Perhaps most prominent was the ongoing effort by money market funds to comply with amendments to Rule 2a-7 of the Investment Company Act of 1940, as amended, which were designed to improve the transparency of money market funds and their stability during periods of market turmoil. These new regulations sought to increase credit quality, improve liquidity, shorten maturity limits and modify the reporting requirements of money market funds.

Fixed Income

The annual period was one wherein low interest rates and strengthening economic data overall led to continued demand for riskier fixed income assets. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds involves greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

Concerns about stalling economic growth, combined with mounting anticipation of government bond purchases by the Fed to expand the money supply and the hangover from the European debt crisis, overrode “bond bubble” fears and strong equity market performance to press interest rates and U.S. Treasury yields lower through September 2010. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, the third calendar quarter was the third consecutive quarter that the Treasury market rallied. Still, outperforming U.S. Treasuries were corporate bonds — both high yield and investment grade — which rallied with stocks, as paltry interest rates encouraged investors to reach for more yield. Commercial mortgage-backed securities also performed well. Through September, the most notable lagging U.S. taxable fixed income sector was agency mortgage-backed securities. Record low interest rates spurred a wave of home mortgage refinancing, which detracted from the performance of these mortgage-backed securities. Anticipation of the impact of the Fed’s quantitative easing and speculation about the possible lowering of refinancing standards by Fannie Mae and Freddie Mac also had a negative impact on mortgage-backed securities.

By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose significantly during the fourth quarter of 2010, from 2.53% at the end of September to 3.30% at the end of December. Non-Treasury sectors continued to outperform U.S. Treasuries during the fourth calendar quarter. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead once again.

In the first months of the new calendar year, economic prospects, with the exception of the housing sector, appeared to be improving further. The Fed continued to implement its quantitative easing program, and Congress and the Obama administration had agreed in December on new

“...new regulations sought to increase credit quality, improve liquidity, shorten maturity limits and modify the reporting requirements of money market funds.”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

PNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“...the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.”

fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers’ disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. However, risks to the economy began to grow, as political unrest emerged in the Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by an earthquake and tsunami, followed by a disaster at its Fukushima Daiichi nuclear plant. As the risks to economic growth mounted, U.S. government bond yields began to decline again. Meanwhile, non-Treasury sectors were relatively resilient throughout the first months of 2011, with most major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose. For the first calendar quarter, high yield corporate bonds, Treasury inflation protected securities (TIPS) and commercial mortgage-backed securities were strongest. For the annual period overall, these three sectors, along with investment grade corporate bonds, were the leading fixed income sector.)

While most non-Treasury sectors outperformed U.S. Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year Treasury yields fell 33 basis points (a basis point is 1/100th of a percent) to 0.45% and 10-year Treasury yields dropped 24 basis points to 3.05%. Long-termTreasury yields actually rose modestly, increasing 3 basis points to 4.22%. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.

The tax-exempt bond market overall underperformed the taxable fixed income market for the annual period, as measured by the Barclays Capital Municipal Bond Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. Municipal bonds benefited through the third quarter of 2010 both from the reach for yield and from expectations of higher tax rates, in spite of increased default worries triggered by headline-making state and local government financial woes. However, the tax-exempt bond market then experienced a correction as the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. Another factor that served to upset the municipal bond market was the proclamation on “60 Minutes” in mid-December by Meredith Whitney, a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall. As voices from many corners of the marketplace refuted the assertions of Ms. Whitney, the tax-exempt bond market saw decidedly better results in April and May 2011. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors.

Equities

Despite mixed economic data, virtually all of the major U.S. equity indices enjoyed solid double-digit returns during the 12 months ended May 31, 2011. The equity market rally that began in early March 2009 persevered but not without high volatility and significant fluctuation in investor sentiment.

As the annual period began in June 2010, the U.S. equity market struggled. Investors had become

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011 somewhat skeptical of the economic recovery at home and worries about escalating sovereign debt crises in peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth.

All major U.S. equity indices subsequently posted positive returns in the third calendar quarter, as the second calendar quarter corporate earnings season delivered a higher than average level of positive surprises for both large and small cap stocks. Containment of the Gulf oil spill and completion of European bank stress tests in July 2010 helped ease investor risk aversion as well. Disappointing housing and unemployment reports led to an equity market sell-off in August, but strong economic reports and better visibility with regard to the fall election season led to the best September since 1954 for the S&P 500® Index and the best September for the Russell 2000® Index since 1939.

Though there was a slight market sell-off coming into election season in early November, U.S. equity market trends were remarkably positive from September through December 2010. A combination of strong third calendar quarter corporate earnings reports, resolution to the tax situation, and better than expected economic data led to heightened 2011 economic growth expectations, which translated to solid equity performance with major index returns in the double digits.

The first quarter of 2011 saw reports of another relatively strong earnings season for companies. Indeed, reports of fourth quarter 2010 corporate earnings indicated strong results with top line revenue gains becoming more impactful than cost cutting measures. Also, corporate cash levels were near or above pre-recession levels, giving corporations the flexibility to drive capital spending and job growth. Despite the global disasters that occurred, U.S. equities performed well through April 2011, defying the belief that uncertainty would spur a flight to quality. May 2011, however, saw slight declines in the U.S. equity market, as investors grew increasingly concerned about weak domestic economic and job growth, a difficult housing market, high commodity prices, turmoil in European financial markets and uncertainty over how the U.S. federal government’s debt ceiling may be raised.

For the annual period as a whole, the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, but the fundamentals that drive equities held up well overall. Mid-cap stocks within the U.S. equity market performed best, followed by small-cap stocks and then large-cap stocks. Growth stocks materially outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, rose roughly in line with each other and with U.S. stocks, despite developed international markets struggling with sovereign debt worries and slow economic growth and emerging equity markets being weighed upon by escalating inflation fears.

Our View Ahead

In our view, despite some disappointing indicators late in the annual period, the U.S. economy has likely moved into a sputtering but somewhat stable expansionary phase. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, although growth

“Despite mixed economic data, virtually all of the major U.S. equity indices enjoyed solid double digit returns during the 12 months...”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

PNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“...sovereign debt issues remain the major head- wind.”

in the U.S. economy looked in May 2011 a little slower than it did three months prior, real GDP is still expected to grow at an annualized rate of 3.2% in the second quarter of 2011. We believe U.S. GDP remains on track to grow at about 2.5% to 3.5% for the 2011 calendar year. However, risks remain that could hamper GDP growth, particularly from areas outside of the U.S. These risks include rising oil and other commodity prices, turmoil in the Middle East and North Africa region, and ongoing rebuild in Japan. The Fed stated late in the annual period that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually, but it continues to monitor the economy to determine policy responses. They continue to have modest inflation expectations for 2011 and 2012, with a top level of 2.8%.

Looking forward for U.S. equities, then, we believe corporate earnings will likely remain strong, although we are sensitive to margin pressures associated with rising commodity prices. We believe U.S. large-cap equities may provide the best potential in the months ahead, given their attractive valuations and the tendency for small-cap leadership to wane at this point in an economic expansion. Within developed international equity markets, sovereign debt issues remain the major headwind. For emerging market equities, we anticipate improved performance, as we believe inflation will likely abate later in 2011 and that while economic growth may slow, it should still outpace both U.S. and developed market growth and may well do so more sustainably. Oil prices remain a wild card that will have significant impact on both emerging and developed economies. Fixed income market fundamentals were characterized at the end of the annual period by increased inflation expectations, particularly at the short-term end of the yield curve, or spectrum of maturities, as well as by increased headline inflationary pressure from oil and food prices, modest economic growth and improving labor markets. On the fiscal policy front, state and local governments seemed to be making headway with budget cuts. However, they still faced budget shortfalls and layoffs, and Democrats and Republicans at the federal level continue to battle over marginal decreases in spending. We believe we will see federal fiscal policy turn toward restraint in the medium term as budget deficits are unsustainable. On the monetary policy front, we expect the Fed to remain on hold until early 2012 and for QE2 to expire as scheduled at the end of June. At the end of the annual period, corporate bonds appeared to be more attractive than U.S.Treasuries, as corporate fundamentals have been strong with low default rates, high cash balances, improved earnings and reduced leverage. Spreads, or the difference in yields between corporate bonds and similar-duration U.S. Treasuries, remained attractive by historical standards at the end of May. We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Advantage Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Advantage Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2011

PNC Advantage Funds

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLES

The table below presents portfolio holdings as of May 31, 2011 as a percentage of total investments.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
Commercial Paper	–	29.7%	–
Asset Backed Commercial Paper	–	16.1	–
Municipal Securities	–	16.0	–
Certificates of Deposit	–	8.6	–
Repurchase Agreements	56.6%	7.8	57.3%
U.S. Government Agency Obligations	34.9	6.7	–
U.S. Treasury Obligations	5.7	5.5	41.8
Affiliated Money Market Fund	–	2.8	–
Money Market Fund	2.8	2.3	0.9
Bank Note	–	1.9	–
Corporate Bonds	–	1.6	–
Funding Agreement	–	0.8	–
Asset Backed Security	–	0.2	–
	100.0%	100.0%	100.0%

All mutual funds have operating expenses. As a shareholder of a Fund, you could incur operating expenses including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2010 to May 31, 2011).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio*,**	Expenses Paid During Period***
Institutional Government Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.38	0.08%	$0.41
Advisor Class(1)	1,000.00	1,000.16	0.08	0.39
Hypothetical****
Institutional Class	1,000.00	1,024.52	0.08	0.42
Advisor Class(1)	1,000.00	1,024.54	0.08	0.39

PNC Advantage Funds

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLES

	Beginning Account Value 12/01/10	Ending Account Value 05/31/11	Annualized Expense Ratio*,**	Expenses Paid During Period***
Institutional Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.30	0.17%	$0.86
Advisor Class	1,000.00	1,000.30	0.17	0.86
Hypothetical****
Institutional Class	1,000.00	1,024.07	0.17	0.87
Advisor Class	1,000.00	1,024.07	0.17	0.87
Institutional Treasury Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.27	0.08%	$0.41
Advisor Class(2)	1,000.00	1,000.02	0.07	0.34
Service Class	1,000.00	1,000.27	0.09	0.44
Hypothetical****
Institutional Class	1,000.00	1,024.52	0.08	0.41
Advisor Class(2)	1,000.00	1,024.59	0.07	0.34
Service Class	1,000.00	1,024.49	0.09	0.44

(1)

Actual expense calculations for Advisor Class are based on data since commencement of operations beyond seed capital (January 28, 2011) and Hypothetical expense calculations for the Class assumes the Class has been in existence for 182 days.

(2)

Actual expense calculations for Advisor Class are based on data since commencement of operations beyond seed capital (March 16, 2011) and Hypothetical expense calculations for the Class assumes the Class has been in existence for 182 days.

*	See Note 3 in Notes to Financial Statements.

**	The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2010 to May 31, 2011) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2011.

***	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

****	Assumes annual return of 5% before expenses.

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PNC Advantage Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy[5] 77	Co-Chairman of the Board and Trustee	February 2010 to June 2, 2011	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary[5] 77	Co-Chairman of the Board Trustee	February 2010 to June 2, 2011 February 1996 to June 2, 2011	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 67	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Counsil, since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
John G. Drosdick 67	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	11 registered investment companies consisting of 36 portfolios	Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.
Richard W. Furst 72	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dale C. LaPorte 69	Chairman of the Legal Compliance Committee Trustee	Since May 2009 Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
L. White Matthews, III 65	Trustee Chairman of the Audit Committee	Since February 2010 Since June 3, 2011	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 68	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1 Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2 Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3 The “Fund Complex” consists of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes PNC Advantage Funds (three portfolios) the PNC Alternative Investment Funds (three portfolios) and the PNC Funds (thirty portfolios).

4 Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended that are not a part of the Fund Complex.

5 Both Messrs. Murphy and Neary retired as Co-Chairmen of the Board and as Trustees effective June 2, 2011.

PNC Advantage Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 50	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jennifer E. Spratley[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 42	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 39	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 45	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 37	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 43	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 52	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

[6]

Mmes. Ferguson, Gage and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Funds in his same capacity.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-364-4890.

PNC Advantage Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Advantage Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Advantage Funds (the “Trust”), comprised of Advantage Institutional Government Money Market Fund, Advantage Institutional Money Market Fund, and Advantage Institutional Treasury Money Market Fund, as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for the Advantage Institutional Money Market Fund and for the year ended May 31, 2011 and the period from October 1, 2009 (commencement of operations) through May 31, 2010 for the Advantage Institutional Government Money Market Fund and the Advantage Institutional Treasury Money Market Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for the Advantage Institutional Money Market Fund and for the year ended May 31, 2011 and the period from October 1, 2009 (commencement of operations) through May 31, 2010 for the Advantage Institutional Government Money Market Fund and the Advantage Institutional Treasury Money Market Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago,Illinois

July 28, 2011

PNC Advantage Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Institutional Government Money Market Fund
	Institutional Class		Advisor Class
	2011	2010(1)	2011(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *

Total from Investment Operations	–	–	–

Dividends from Net Investment Income	– *	– *	– *
Distributions from Net Realized Capital Gains	–	–	–

Total Distributions	–	–	–

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	0.06%	0.03%	0.02%

Ratios/Supplemental Data
Net Assets End of Period (000)	$61,615	$15,005	$179
Ratio of Expenses to Average Net Assets	0.10%	0.10%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.61%	0.47%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.38)%	(0.45)%	(0.34)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1) Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)

Commencement of operations of the Advisor and Service Shares for the Institutional Government Money Market Fund was October 1, 2009. Advisor Shares were first sold (excluding seed capital) on January 28, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized. At May 31, 2011, net assets of the Service Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

See Notes to Financial Statements.

PNC Advantage Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Institutional Money Market Fund(1)
	Institutional Class					Advisor Class
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	0.01	0.04	0.05	– *	– *	0.01	0.04	0.04
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *	– *	– *	– *	– *	– *	– *

Total from Investment Operations	–	–	0.01	0.04	0.05	–	–	0.01	0.04	0.04

Dividends from Net Investment Income	– *	– *	(0.01)	(0.04)	(0.05)	– *	– *	(0.01)	(0.04)	(0.04)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	–	(0.01)	(0.04)	(0.05)	–	–	(0.01)	(0.04)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.07%	0.12%	1.46%	4.43%	5.32%	0.07%	0.10%	1.41%	4.38%	3.68%
Ratios/Supplemental Data
Net Assets End of Period (000)	$932,972	$864,478	$2,406,236	$2,289,971	$2,112,795	$145,296	$35,123	$206,979	$266,866	$529
Ratio of Expenses to Average Net Assets(2)	0.19%	0.19%	0.19%	0.16%	0.15%	0.19%	0.21%	0.24%	0.21%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.06%	0.14%	1.41%	4.32%	5.19%	0.06%	0.10%	1.45%	4.27%	5.14%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.22%	0.22%	0.21%	0.18%	0.18%	0.22%	0.26%	0.26%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.03%	0.11%	1.39%	4.30%	5.16%	0.02%	0.05%	1.43%	4.25%	5.11%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)

Commencement of operations for the Service Class for the Institutional Money Market Fund was October 1, 2009. At May 31, 2011, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period, therefore, no information is presented.

(2)

The Board approved the participation by the Institutional Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Institutional Money Market Fund paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008.

See Notes to Financial Statements.

PNC Advantage Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31,
unless otherwise indicated

	Institutional Treasury Money Market Fund
	Institutional Shares		Advisor Shares	Service Shares
	2011	2010(2)	2011(1)	2011(1)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *	– *
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *

Total from Investment Operations	–	–	–	–

Dividends from Net Investment Income	– *	– *	– *	– *
Distributions from Net Realized Capital Gains	–	–	–	–

Total Distributions	–	–	–	–

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Total Return	0.03%	0.01%	0.00%	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$36,398	$15,090	$2,547	$4,192
Ratio of Expenses to Average Net Assets	0.10%	0.08%	0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%	0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.49%	0.61%	0.53%	0.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.38)%	(0.52)%	(0.45)%	(0.50)%

* Amount represents less than $0.005 per share.

† Per share data calculated using average shares outstanding method.

(1)

Commencement of operations of the Advisor and Service Shares for the Advantage Institutional Treasury Money Market Fund was October 1, 2009. Advisor Shares were first sold (excluding seed capital) on March 16, 2011. Service Shares were first sold (excluding seed capital) on October 29, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

PNC Advantage Institutional Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 34.9%
Federal Farm Credit Bank — 3.6%
Federal Farm Credit Bank
0.875%, 12/09/11	$1,000	$1,004
Federal Farm Credit Bank (FRN)
0.200%, 06/04/12	600	600
0.127%, 06/19/12	600	600

		2,204
Federal Home Loan Bank — 3.6%
Federal Home Loan Bank
0.625%, 06/15/11	1,100	1,100
Federal Home Loan Bank (DN)
0.180%, 06/15/11	125	125
Federal Home Loan Bank (FRN)
0.250%, 06/07/11	1,000	1,000

		2,225
Federal Home Loan Mortgage Corporation — 19.3%
Federal Home Loan Mortgage Corporation
2.125%, 03/23/12	600	609
Federal Home Loan Mortgage Corporation (DN)
0.190%, 06/13/11	325	325
0.210%, 06/20/11	1,100	1,100
0.190%, 07/12/11	400	400
0.130%, 09/12/11	1,500	1,499
0.135%, 10/24/11	6,000	5,997
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.157%, 09/19/11	2,000	2,000

		11,930
Federal National Mortgage Association — 8.4%
Federal National Mortgage Association (DN)
0.210%, 07/01/11	402	402
0.140%, 08/03/11	1,500	1,500
0.170%, 08/31/11	1,000	999
0.110%, 12/19/11	1,300	1,299
Federal National Mortgage Association (FRN)
0.112%, 08/11/11	1,000	1,000

		5,200
Total U.S. Government Agency Obligations
(Cost $21,559)		21,559
U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bills† — 4.9%
0.060%, 06/02/11	1,000	1,000
0.060%, 07/07/11	2,000	2,000

		3,000
U.S. Treasury Note — 0.8%
1.000%, 03/31/12	500	503

Total U.S. Treasury Obligations
(Cost $3,503)		3,503

	Number of Shares	Value (000)
MONEY MARKET FUNDS — 2.8%
AIM Government & Agency Portfolio	1,711,714	$1,712

Total Money Market Funds
(Cost $1,712)		1,712

	Par (000)
REPURCHASE AGREEMENTS — 56.6%

Deutsche Bank Securities
0.130% (dated 05/31/11, due 06/01/11,repurchase price $12,000,043, collateralized by Federal National Mortgage Association Bond, 7.000%, due 10/01/38, total value $12,240,000)	$12,000	12,000

Merrill Lynch

0.130% (dated 05/31/11, due 06/01/11,repurchase price $11,000,040, collateralized by Federal Home Loan Mortgage Corporation Bond, 5.000%, due 05/01/41, total value $11,220,000)	11,000	11,000

UBS Securities LLC

0.130% (dated 05/31/11, due 06/01/11,repurchase price $12,000,043, collateralized by Federal National Mortgage Association Bond and Federal Home Loan Mortgage Corporation Bond, 3.500% to 7.000%, due 05/01/13 to 05/01/41, total value $12,240,000)	12,000	12,000

Total Repurchase Agreements
(Cost $35,000)		35,000
TOTAL INVESTMENTS — 100.0%
(Cost $61,774)*		61,774
Other Assets & Liabilities — 0.0%		20
TOTAL NET ASSETS — 100.0%		$61,794

*	Also cost for Federal income tax purposes.

Please see Investment Abbreviations and Definitions on Page 25.

See Notes to Financial Statements.

PNC Advantage Institutional Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)
Money Market Fund	$1,712	$ –	$–	$ 1,712
Repurchase Agreements	–	35,000	–	35,000
U.S. Government Agency Obligations	–	21,559	–	21,559
U.S. Treasury Obligations	–	3,503	–	3,503

Total Assets – Investments in Securities	$1,712	$60,062	$–	$61,774

See Notes to Financial Statements.

20

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)

ASSET BACKED SECURITY — 0.2%
Automotive — 0.2%
Hyundai Auto Receivables Trust,
Series 2011-B, Cl A1
0.248%, 05/15/12	$2,000	$2,000

Total Asset Backed Security
(Cost $2,000)		2,000

BANK NOTE — 1.9%
Banks — 1.9%
Goldman Sachs Promissory Note
0.270%, 08/03/11 (A)	20,000	20,000

Total Bank Note
(Cost $20,000)		20,000

CERTIFICATES OF DEPOSIT — 9.1%
Euro — 0.6%
National Australia Bank NY
0.425%, 06/06/11	7,000	7,000

Yankee — 8.5%
Bank of Montreal CHI
0.150%, 06/02/11	5,000	5,000
Canadian Imperial Bank NY
0.350%, 06/10/11	5,000	5,000
Commonwealth Bank of Australia NY
0.300%, 08/19/11	5,000	5,000
Credit Suisse NY
0.180%, 06/27/11	10,000	9,999
0.170%, 07/19/11	11,000	10,998
Deutsche Bank NY
0.210%, 07/25/11	10,000	10,000
0.200%, 08/04/11	6,000	6,000
Nordea Bank Finland NY
0.250%, 06/14/11	5,000	5,000
0.270%, 07/18/11	5,000	5,000
Svenska Handelsbanken NY
0.275%, 06/22/11	7,500	7,500
0.240%, 07/06/11	4,000	4,000
0.210%, 07/13/11	9,000	9,000
Toronto Dominion Bank NY
0.245%, 06/15/11	9,000	9,001

		91,498

Total Certificates of Deposit
(Cost $98,498)		98,498

ASSET BACKED COMMERCIAL PAPER† — 16.1%
Financial Services — 16.1%
Alpine Securitization
0.140%, 06/17/11	10,500	10,499
Barton Capital
0.140%, 06/06/11	10,000	10,000
Fairway Finance LLC
0.160%, 07/14/11	8,742	8,740
0.160%, 07/18/11	8,000	7,998
Falcon Asset Securitization LLC
0.130%, 06/15/11	10,000	10,000
0.160%, 07/19/11	10,000	9,998
FCAR Owner Trust
0.180%, 06/02/11	10,000	10,000

	Par (000)	Value (000)

Liberty Street Funding LLC
0.140%, 06/15/11	$10,000	$10,000
0.140%, 06/20/11	10,000	9,999
Old Line Funding LLC
0.130%, 06/20/11	10,000	9,999
0.140%, 06/20/11	10,005	10,004
Sheffield Receivables
0.140%, 06/14/11	5,000	5,000
0.140%, 06/28/11	5,000	5,000
Starbird Funding
0.120%, 06/01/11	7,750	7,750
0.140%, 06/20/11	12,000	11,999
Straight-A Funding LLC
0.190%, 07/11/11	10,000	9,998
0.190%, 07/19/11	4,450	4,449
Variable Funding Capital LLC
0.170%, 06/20/11	14,500	14,499
0.150%, 07/18/11	8,000	7,998

Total Asset Backed Commercial Paper
(Cost $173,930)		173,930

COMMERCIAL PAPER† — 29.3%
Banks — 18.6%
Australia & New Zealand Banking Group
0.240%, 06/13/11	3,000	3,000
Bank of America BA
0.180%, 06/03/11	8,000	8,000
Bank of Nova Scotia
0.250%, 06/13/11	9,000	8,999
Barclays US Funding
0.250%, 06/24/11	16,000	15,997
0.220%, 08/10/11	4,000	3,998
BNP Paribas Finance
0.170%, 07/12/11	9,000	8,998
Canadian Imperial Bank
0.160%, 08/24/11	6,000	5,998
DnB NOR ASA
0.250%, 07/18/11	10,000	9,997
0.265%, 10/11/11	11,000	10,989
HSBC USA
0.190%, 08/02/11	5,000	4,998
0.170%, 08/23/11	13,000	12,995
JPMorgan Chase
0.230%, 06/28/11	4,150	4,149
0.230%, 07/22/11	5,850	5,848
National Australia Funding Delaware
0.225%, 07/01/11	13,000	12,997
Nordea North America
0.170%, 06/13/11	5,000	5,000
0.240%, 06/17/11	5,000	4,999
Rabobank USA Financial
0.290%, 06/03/11	8,000	8,000
0.200%, 09/06/11	8,000	7,996
0.240%, 11/21/11	2,000	1,998
Royal Bank of Canada
0.300%, 09/07/11	5,000	4,996
Societe Generale North America
0.198%, 06/21/11	21,000	20,998
Toronto Dominion Holdings USA
0.230%, 06/16/11	3,000	3,000
0.190%, 07/20/11	9,000	8,998

See Notes to Financial Statements.

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31 , 2011

	Par (000)	Value (000)

CERTIFICATES OF DEPOSIT — continued
Banks — continued
Westpac Banking Corp.
0.190%, 07/29/11	$7,000	$6,998
0.200%, 08/25/11	4,000	3,998
0.230%, 10/06/11	7,000	6,994

		200,938

Consumer Staples — 0.5%
Procter & Gamble
0.190%, 06/03/11	5,000	5,000

Financial Services — 4.8%
American Honda Finance
0.190%, 06/21/11	10,000	9,999
0.250%, 07/18/11	10,500	10,497
PACCAR Financial
0.230%, 06/13/11	8,700	8,699
Toyota Motor Credit
0.260%, 06/16/11	4,600	4,600
0.240%, 07/26/11	8,000	7,997
0.190%, 08/29/11	10,000	9,995

		51,787

Food, Beverage & Tobacco — 1.1%
Coca-Cola
0.220%, 06/16/11	2,000	2,000
0.230%, 06/16/11	10,000	9,999

		11,999

Healthcare — 1.7%
Catholic Health Initiatives
0.320%, 06/01/11	12,000	12,000
0.270%, 07/21/11	6,000	6,000

		18,000

Insurance— 0.4%
New York Life Capital
0.160%, 07/01/11	4,000	3,999

Sovereign Agency — 2.2%
European Investment Bank (United Kingdom)
0.230%, 06/16/11	3,475	3,475
0.240%, 06/24/11	10,000	9,998
0.250%, 06/29/11	5,000	4,999
Kreditanstalt Fur Wiederaufbau
International Finance (Germany)
0.170%, 07/28/11	5,500	5,499

		23,971

Total Commercial Paper (Cost $ 315,694)		315,694

CORPORATE BONDS — 1.6%
Banks — 1.1%
Wells Fargo (FRN) (MTN)
0.961%, 08/29/11	8,000	8,013
Westpac Banking Corp. (FRN)
0.293%, 07/29/11 144A	4,000	4,000

		12,013

	Par (000)	Value (000)

Financial Services — 0.5%
General Electric Capital (FRN) (MTN)
0.331%, 08/15/11	$5,000	$5,001

Total Corporate Bonds (Cost $ 17,014)		17,014

FUNDING AGREEMENT — 0.8%
New York Life Funding Agreement (FRN)
0.345%, 06/02/11 (A)	9,000	9,000
Total Funding Agreement (Cost $9,000)		9,000

MUNICIPAL SECURITIES — 16.1%
Connecticut — 0.9%
Connecticut Health & Educational Facility
Authority, Yale University (RB) Series X-2
(VRDN)
0.120%, 06/07/11	10,000	10,000

Massachusetts — 1.0%
Massachusetts Health & Educational Facilities
Authority (TECP)
0.200%, 06/03/11	1,350	1,350
Massachusetts Health & Educational Facilities
Authority, Harvard University (RB)
Series Y (VRDN)
0.100%, 06/07/11	9,000	9,000

		10,350
Michigan — 0.8%
University of Michigan (TECP)
0.170%, 07/06/11	9,000	9,000

Mississippi — 1.6%
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series C (VRDN)
0.150%, 06/07/11	6,000	6,000
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series E (VRDN)
0.100%, 06/01/11	11,000	11,000

		17,000

North Carolina — 1.3%
University of North Carolina at
Chapel Hill (TECP)
0.200%, 06/21/11	14,000	14,000

Ohio — 3.1%
Ohio State (GO) Series B (VRDN)
0.150%, 06/07/11	11,300	11,300
Ohio State Common Schools (GO)
Series B (VRDN)
0.150%, 06/07/11	4,465	4,465
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
Obligated Group (RB) Series B-4 (VRDN)
0.100%, 06/01/11	2,100	2,100

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State University General Receipts (RB)
Series B (VRDN)
0.160%, 06/07/11	$16,020	$16,020

		33,885

Rhode Island — 1.4%
Rhode Island Health & Educational Building,
Brown University (RB) Series B (VRDN)
0.150%, 06/07/11	14,790	14,790

Texas — 4.7%
Lower Neches Valley Authority Industrial
Development, ExxonMobil Project (RB)
Series A (VRDN)
0.090%, 06/01/11	17,600	17,600
Red River Education Financing Corporation,
Texas Christian University Project (RB)
(VRDN)
0.180%, 06/07/11	14,500	14,500
University of Texas System (RB) Series B (VRDN)
0.130%, 06/07/11	13,000	13,000
University of Texas System (TECP)
0.150%, 06/20/11	5,284	5,284

		50,384

Virginia — 1.3%
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series E (VRDN)
0.140%, 06/01/11	5,100	5,100
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series F (VRDN)
0.140%, 06/07/11	5,700	5,700
University of Virginia (TECP)
0.250%, 06/08/11	3,300	3,300

		14,100

Total Municipal Securities (Cost $ 173,509)		173,509

U.S. GOVERNMENT AGENCY OBLIGATIONS —6.7%
Federal Farm Credit Bank — 1.2%
Federal Farm Credit Bank (FRN)
0.400%, 06/01/11	3,750	3,750
0.157%, 08/23/11	9,000	9,000

		12,750

Federal Home Loan Bank — 2.2%
Federal Home Loan Bank (FRN)
0.280%, 10/20/11	9,000	9,000
0.290%, 12/16/11	15,000	15,000

		24,000

Federal Home Loan Mortgage Corporation —1.4%
Federal Home Loan Mortgage Corporation (DN)
0.270%, 06/21/11	9,000	8,999
0.240%, 08/29/11	6,272	6,268

		15,267

	Par (000)	Value (000)

Federal National Mortgage Association —1.9%
Federal National Mortgage Association (DN)
0.280%, 07/01/11	$18,000	$17,996
0.220%, 07/14/11	2,007	2,006

		20,002

Total U.S. Government Agency Obligations (Cost $ 72,019)		72,019

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Bill† — 1.9%
0.280%, 12/15/11	20,000	19,970

U.S. Treasury Notes — 3.6%
1.125%, 12/15/11	10,000	10,045
1.000%, 12/31/11	10,000	10,041
1.000%, 03/31/12	9,000	9,053
0.750%, 11/30/11	10,000	10,024

		39,163

Total U.S. Treasury Obligations (Cost $ 59,133)		59,133

	Number of Shares
MONEY MARKET FUND — 2.2%
AIM STIT Liquid Assets Portfolio	24,282,468	24,282

Total Money Market Fund (Cost $ 24,282)		24,282

AFFILIATED MONEY MARKET FUND —2.8%
BlackRock Liquidity Funds TempFund Portfolio††	30,000,000	30,000

Total Affiliated Money Market Fund (Cost $ 30,000)		30,000

	Par (000)
REPURCHASE AGREEMENTS — 7.9%

Deutsche Bank Securities

0.130% (dated 05/31/11, due 06/01/11,repurchase price $14,000,051, collateralized by Government National Mortgage Association Bond, 4.000%, due 01/15/41, total value $ 14,280,001)	$14,000	14,000

Goldman Sachs

0.130% (dated 05/31/11, due 06/01/11,repurchase price $15,000,054, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bonds, 4.000% to 6.000%, due 09/01/17 to 08/01/40, total value $ 15,300,001)	15,000	15,000

See Notes to Financial Statements.

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par	Value
	(000)	(000)
REPURCHASE AGREEMENTS — continued

Goldman Sachs (TLGP)

0.140% (dated 05/31/11, due 06/01/11,repurchase price $15,000,058, collateralized by Citigroup Funding (FDIC), 1.875%, due 10/22/12, total value $ 15,300,001)	$15,000	$15,000

Merrill Lynch

0.130% (dated 05/31/11, due 06/01/11,repurchase price $12,000,043, collateralized by Federal Home Loan Mortgage Corporation Bond, 5.000%, due 05/01/41, total value $ 12,240,000)	12,000	12,000

RBS Securities, Inc.

0.130% (dated 05/31/11, due 06/01/11,repurchase price $20,000,072, collateralized by PNC Funding and Citigroup, Inc., 2.125% to 2.300%, due 04/30/12 to 06/22/12, total value $ 20,401,541)	20,000	20,000

UBS Securities LLC

0.130% (dated 05/31/11, due 06/01/11,repurchase price $9,000,033, collateralized by Federal National Mortgage Association Bonds and Federal Home Loan Mortgage Corporation Bonds, 3.500% to 7.000%, due 09/01/13 to 10/01/40, total value $ 9,180,000)	9,000	9,000

Total Repurchase Agreements (Cost $ 85,000)		85,000
TOTAL INVESTMENTS — 100.2% (Cost $1,080,079)*		1,080,079
Other Assets & Liabilities — (0.2)%		(1,811)
TOTAL NET ASSETS — 100.0%		$1,078,268

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $29,000 (000) and represents 2.7% of net assets as of May 31, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $4,000 (000) and represents 0.4% of net assets as of May 31, 2011.

Please see Investment Abbreviations and Definitions on Page 25.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Affiliated Money Market Fund	$30,000	$ –	$–	$ 30,000

Asset Backed Commercial Paper	–	173,930	–	173,930

Asset Backed Security	–	2,000	–	2,000

Bank Note	–	20,000	–	20,000

Certificates of Deposit	–	98,498	–	98,498

Commercial Paper	–	315,694	–	315,694

Corporate Bonds	–	17,014	–	17,014

Funding Agreement	–	9,000	–	9,000

Money Market Fund	24,282	–	–	24,282

Municipal Securities	–	173,509	–	173,509

Repurchase Agreements	–	85,000	–	85,000

U.S. Government Agency Obligations	–	72,019	–	72,019

U.S. Treasury Obligations	–	59,133	–	59,133

Total Assets – Investments in Securities	$54,282	$1,025,797	$–	$1,080,079

See Notes to Financial Statements.

PNC Advantage Institutional Treasury Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2011

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 41.8%
U.S. Treasury Bills† — 40.9%
0.106%, 06/02/11	$1,100	$1,100
0.137%, 06/02/11	1,500	1,500
0.135%, 06/09/11	1,100	1,100
0.023%, 06/16/11	2,280	2,280
0.005%, 06/30/11	850	850
0.070%, 07/07/11	1,400	1,400
0.070%, 07/14/11	1,200	1,200
0.120%, 09/22/11	1,500	1,499
0.091%, 11/17/11	820	820
0.235%, 03/08/12	500	499
0.205%, 04/05/12	750	749
0.160%, 05/03/12	650	649
0.095%, 10/27/11	4,000	3,998

		17,644

U.S. Treasury Note — 0.9%
1.000%, 03/31/12	400	402

Total U.S. Treasury Obligations (Cost $18,046)		18,046

	Number of Shares
MONEY MARKET FUNDS — 0.9%
Federated U.S. Treasury Cash Reserve Money Market Fund	368,014	368

Total Money Market Funds (Cost $ 368)		368

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — 57.3%

Deutsche Bank Securities

0.090% (dated 05/31/11, due 06/01/11, repurchase price $8,000,020, collateralized by U.S. Treasury Note, 1.750%, due 05/31/16, total value $ 8,160,010)	$8,000	$8,000

Merrill Lynch

0.090% (dated 05/31/11, due 06/01/11, repurchase price $8,000,020, collateralized by U.S. Treasury Note, 4.875%, due 08/15/16, total value $ 8,160,049)	8,000	8,000

UBS Securities LLC

0.090% (dated 05/31/11, due 06/01/11, repurchase price $8,713,022, collateralized by U.S. Treasury Note, 1.000%, due 05/15/14, total value $ 8,887,351)	8,713	8,713

Total Repurchase Agreements (Cost $ 24,713)		24,713
TOTAL INVESTMENTS — 100.0% (Cost $43,127)*		43,127
Other Assets & Liabilities — 0.0%		10
TOTAL NET ASSETS — 100.0%		$43,137

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.

Please see Investment Abbreviations and Definitions on Page 25.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2011 (000)

Money Market Fund	$368	$ –	$–	$ 368

Repurchase Agreements	–	24,713	–	24,713

U.S. Treasury Obligations	–	18,046	–	18,046

Total Assets – Investments in Securities	$368	$42,759	$–	$43,127

See Notes to Financial Statements.

PNC Advantage Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2011

Cl —	Class

DN —	Discount Note. The rate shown is the effective yield at purchase date.

FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2011, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO —	General Obligation

LLC —	Limited Liability Company

MTN —	Medium Term Note

RB —	Revenue Bond

TECP —	Tax Exempt Commercial Paper

TLGP —

Guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2011, and the date shown is the next reset or put date.

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2011

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$26,774	$1,050,079	$18,414
Investments in affiliates at value	–	30,000	–
Investments in repurchase agreements at value*	35,000	–	24,713
Total Investments at value(1)	61,774	1,080,079	43,127
Receivable for shares of beneficial interest issued	–	2,597	–
Interest receivable	12	234	1
Receivable from adviser	14	–	13
Prepaid expenses	12	23	12
Total Assets	61,812	1,082,933	43,153

LIABILITIES
Payable for shares of beneficial interest redeemed	–	4,414	–
Dividends payable
Institutional Class	2	39	–
Advisor Class	–	6	–
Investment advisory fees payable	–	75	–
Administration fees payable	6	29	6
Custodian fees payable	1	8	1
Transfer agent fees payable	–	8	–
Trustees’ fees payable	–	2	–
Other liabilities	9	84	9
Total Liabilities	18	4,665	16
TOTAL NET ASSETS	$61,794	$1,078,268	$43,137

(1) Investments in non-affiliates at cost	$26,774	$1,050,079	$18,414
Investments in affiliates at cost	–	30,000	–
Repurchase agreements at cost	35,000	–	24,713
Total Investments at cost	$61,774	$1,080,079	$43,127

*Only repurchase agreements exceeding 10% of total assets are shown separately above on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$ 61,794	$ 1,078,293	$ 43,137
Undistributed (Distributions in Excess of ) Net Investment Income	–	(25)	–
Total Net Assets	$ 61,794	$ 1,078,268	$ 43,137

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Institutional shares	$61,615,239	$932,971,974	$36,398,301
Institutional shares outstanding	61,619,374	932,944,861	36,402,048
Net Asset Value, Offering and Redemption Price Per Share	$ 1.00	$ 1.00	$ 1.00
Net assets applicable to Advisor Shares	$ 178,961	$145,295,993	$ 2,546,708
Advisor shares outstanding	178,962	145,299,248	2,546,708
Net Asset Value, Offering and Redemption Price Per Share	$ 1.00	$ 1.00	$ 1.00
Net assets applicable to Service shares	N/A	N/A	$ 4,192,442
Service shares outstanding	N/A	N/A	4,192,793
Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$ 1.00

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF OPERATIONS (000)

For the year ended May 31, 2011

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

Investment Income:
Interest	$ 42	$2,272	$35
Dividends	–	35	–
Income from affiliate(1)	–	53	–
Total Investment Income	42	2,360	35
Expenses:
Investment advisory fees	43	1,415	47
Administration fees	30	242	30
Transfer agent fees	3	89	3
Custodian fees	4	46	3
Professional fees	10	95	11
Pricing service fees	1	5	2
Printing and shareholder reports	1	30	1
Registration and filing fees	44	59	45
Trustees’ fees	1	51	2
External vendor reporting	13	53	13
Miscellaneous	2	30	1
Total Expenses	152	2,115	158
Less:
Waiver of investment advisory fees	(43)	(329)	(47)
Expense reimbursements(1)	(80)	–	(79)
Net Expenses	29	1,786	32
Net Investment Income	13	574	3
Net Increase in Net Assets Resulting from Operations	$ 13	$ 574	$ 3

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Institutional Government Money Market Fund		Institutional Money Market Fund
	For the Year Ended	For the Period	For the Year Ended
	May 31, 2011	October 1, 2009** - May 31, 2010	May 31, 2011	May 31, 2010

Investment Activities:
Net investment income	$ 13	$ 5	$ 574	$ 2,222
Net realized gain on investments sold	–	–	–	15
Net increase in net assets resulting from operations	13	5	574	2,237
Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(17)	(5)	(542)	(2,137)
Advisor Shares	–	–	(81)	(85)
Total dividends	(17)	(5)	(623)	(2,222)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	61,763	15,000	2,786,796	4,112,644
Advisor Shares	196	–	767,157	597,273
Reinvestment of dividends:
Institutional Shares	10	5	21	394
Advisor Shares	–	–	2	15
Total proceeds from shares issued and reinvested	61,969	15,005	3,553,976	4,710,326
Value of shares redeemed:
Institutional Shares	(15,159)	–	(2,718,281)	(5,654,815)
Advisor Shares	(17)	–	(656,979)	(769,140)
Total value of shares redeemed	(15,176)	–	(3,375,260)	(6,423,955)
Increase (decrease) in net assets from share transactions	46,793	15,005	178,716	(1,713,629)
Total increase (decrease) in net assets	46,789	15,005	178,667	(1,713,614)
Net Assets:
Beginning of period	15,005	–	899,601	2,613,215
End of year*	$ 61,794	$15,005	$ 1,078,268	$ 899,601

*Including undistributed (distributions in excess of) net investment income	$ –	$ 2	$ (25)	$ 24

**Commencement of operations

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Institutional Treasury Money Market Fund
	For the Year Ended	For the Period

	May 31, 2011	October 1, 2009** - May 31, 2010
Investment Activities:
Net investment income	$ 3	$ 1
Net increase in net assets resulting from operations	3	1
Dividends to Shareholders:
Dividends from net investment income:
Institutional Shares	(6)	(1)
Service Shares	(1)	–
Total dividends	(7)	(1)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Shares	279,837	15,089
Advisor Shares	4,021	–
Service Shares	25,748	–
Reinvestment of dividends:
Institutional Shares	5	1
Total proceeds from shares issued and reinvested	309,611	15,090
Value of shares redeemed:
Institutional Shares	(258,530)	–
Advisor Shares	(1,474)	–
Service Shares	(21,556)	–
Total value of shares redeemed	(281,560)	–
Increase (decrease) in net assets from share transactions	28,051	15,090
Total increase (decrease) in net assets	28,047	15,090
Net Assets:
Beginning of year	15,090	–
End of year*	$ 43,137	$15,090

*Including undistributed (distributions in excess of) net investment income	$ –	$ 2

**Commencement of operations

See Notes to Financial Statements.

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

1. Fund Organization

PNC Advantage Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a Delaware statutory trust. The Trust currently offers three diversified investment portfolios, the Institutional Government Money Market Fund, the Institutional Money Market Fund and the Institutional Treasury Money Market Fund (individually, a “Fund”, collectively, the “Funds”). Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Funds, and is substantially the same in all respects, except that the Advisor and Service Shares are subject to a shareholder services fee.

Fund Changes

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio.

Effective October 1, 2009, the Trust began offering the Institutional Government Money Market Fund and the Institutional Treasury Money Market Fund.

Effective October 1, 2009, the Funds began offering Service Shares.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2011 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

•	Level 2 — other significant observable inputs, including but not limited to:

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

The Funds did not have any significant transfers between Level 1 and Level 2 during the fiscal year ended May 31, 2011.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2011 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets of the Funds. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the fiscal year ended May 31, 2011.

	Annual Rate	Fee Waiver	Expense Reimbursement
Institutional Government Money Market Fund*	0.15%	0.15%	0.28%
Institutional Money Market Fund*	0.15%	0.03%	0.00%
Institutional Treasury Money Market Fund*	0.15%	0.15%	0.25%

*    The Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the period June 1, 2010 to March 31, 2011 and at least 0.04% from April 1, 2011 to May 31, 2011, for the Institutional Government Money Market Fund, of at least 0.05% for the Institutional Money Market Fund and of at least 0.01% for the Institutional Treasury Money Market Fund. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor and Service Shares in consideration for payment of up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively.

The Funds suspended payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Trustees’ Fees

Each Trustee receives an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or the PNC Funds, another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trusts’ Deferred Compensation Plans (the “Plans”), unfunded, nonqualified deferred compensation plans. The Plans allow each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Transactions with Affiliates

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global Investment Servicing (“PNC Global”) to The Bank of New York Mellon Corporation. The stock sale included PNC Global and PFPC Trust Co. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. was renamed BNY Mellon Investment Servicing Trust Company (“BNY Mellon Trust”) effective July 1, 2011.

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

Prior to July 1, 2010, PNC Global and PFPC Trust Co. were indirect, wholly owned subsidiaries of PNC Group and, as a result, were considered affiliates of the Adviser. During the period June 1, 2010 to June 30, 2010, PNC Global and PFPC Trust Co. received $15,281 from the Trust in aggregate fees and expenses for services rendered under the Co-Administration and Accounting Services, Custody and Transfer Agency Services Agreements.

As of July 1, 2010, the following transactions are no longer considered Transactions with Affiliates.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon received fees at the annual rate of 0.0125% of each Fund’s first $1 billion of average daily net assets; and 0.0100% of each Fund’s average daily net assets in excess of $1 billion. The Adviser received 0.0100% of each Fund’s average net assets. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and PNC Funds. Another officer of BNY Mellon is Assistant Secretary of the Trust and PNC Funds.

Custodian Fees

BNY Mellon Trust, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. BNY Mellon Trust also serves as Custodian for the PNC Funds. The Custodian fees for the Trust and PNC Funds are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and PNC Funds, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and PNC Funds and 0.001% of the combined average daily gross assets in excess of $10 billion. The Custodian fees are allocated to the Trust and PNC Funds based on each Fund’s relative average daily net assets. BNY Mellon Trust also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period ended May 31, 2011, BNY Mellon received $94,385 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement.

Affiliated Fund

PNC Group, the indirect parent company of the Adviser, owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The Institutional Money Market Fund invests in the BlackRock Liquidity Funds TempFund Portfolio, details of which are included in the Fund’s Schedule of Investments. The net purchases and sales of BlackRock Funds for the fiscal year ended May 31, 2011 were zero.

Details of affiliated holdings at May 31, 2011 are included in the respective Fund’s Schedule of Investments.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

4. Federal Income Taxes

Each of the Funds intends to continue to qualify for tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2011 and for all Institutional Money Market Fund’s open tax years (years ended May 31, 2008 through May 31, 2010) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends paid during the fiscal year ended ended May 31, 2011 are as follows:

Ordinary Income (000)
Institutional Government Money Market Fund
2011	$ 16
2010	5
Institutional Money Market Fund
2011	612
2010	2,723
Institutional Treasury Money Market Fund
2011	7
2010	1

As of May 31, 2011, the components of net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long Term Capital Gain (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Institutional Government Money Market Fund	$ 61,794	$–	$ 2	$–	$–*	$–	$ (2)	$ 61,794
Institutional Money Market Fund	1,078,293	–	45	–	–	–	(70)	1,078,268
Institutional Treasury Money Market Fund	43,137	–	1	–	–	–	(1)	43,137

* Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through May 31, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, distribution payables, deferred organizational costs and use of equalization. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
Institutional Government Money Market Fund	$2	$–	$(2)
Institutional Money Market Fund	–*	–*	–
Institutional Treasury Money Market Fund	2	–*	(2)
*Amountrepresents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration date:

Expiring May 31,
Fund	2019 (000)	Total
Institutional Government Money Market Fund	$–*	$–*
*Amountrepresents less than $500.

5. Market and Credit Risk

Each of the Funds may invest up to 5% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

8. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

PNC Advantage Funds

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

(Unaudited)

Proxy Voting and Quarterly Schedules of Investments

A description of the policies and procedures that PNC Advantage Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Advantage Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Funds’ website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890 or visiting the Trust’s website at pncfunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Advantage Funds can be found by visiting the Funds’ website at pncfunds.com.

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

BNY Mellon Investment Servicing

Trust Company

301 Bellevue Parkway

Wilmington, DE 19809

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

Two Hopkins Plaza

Baltimore, MD 21201

ADV-AR-004-0611

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $56,100 and $56,100 for the fiscal years ended May 31, 2011 and 2010, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $2,973 and $4,535 for the fiscal years ended May 31, 2011 and 2010, respectively. Fees are associated with the review of the combined pro forma financial statements in connection with Fund reorganizations, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $1,118 and $0 for the fiscal years ended May 31, 2011 and 2010, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2011 and 2010, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $43,000 for the Registrant’s fiscal years ended May 31, 2011 and 2010, respectively.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240. 15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Advantage Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President (principal executive officer)

Date	July 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President (principal executive officer)

Date	July 29, 2011

By (Signature and Title)*	/s/ John Kernan
John Kernan , Treasurer (principal financial officer)

Date	July 28, 2011

*	Print the name and title of each signing officer under his or her signature.